Exhibit 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SUB-SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Procyon Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned Chief Executive Officer and Chief Financial Officer of the Company, do each certify, to my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 16, 2005

/s/ JOHN C. ANDERSON
John C. Anderson
President and acting Principal Executive, Financial and Accounting Officer